MODIFICATION AGREEMENT

     MODIFICATION AGREEMENT, dated as of April 9, 2007 (this "MODIFICATION AGREEMENT") by and between DELCATH SYSTEMS, INC., a Delaware corporation ("DELCATH"), and LADDCAP VALUE PARTNERS LP, a Delaware limited partnership, LADDCAP ASSOCIATES LLC, a Delaware limited liability company, LADDCAP VALUE ASSOCIATES LLC, a Delaware limited liability company, any affiliate (as defined under the Securities Exchange Act of 1934, as amended) of any of the foregoing, and Mr. ROBERT B. LADD ("LADD"), in his individual capacity (collectively, "LADDCAP," and together with Delcath, the "PARTIES").

     WHEREAS, Delcath and Laddcap are parties to a Settlement Agreement dated as of October 8, 2006 (the "SETTLEMENT AGREEMENT"); and

     WHEREAS, the parties agree that the issues which led the Parties to enter into the Settlement Agreement have been largely resolved, that continuation of most covenants under the Agreement serve no valuable purposes for the Parties and certain of such covenants unnecessarily restrict the Parties activities at little or no benefit to the counter-parties; and

     WHEREAS, the Parties have accordingly agreed to modify the Settlement Agreement with respect to certain obligations and rights of the Parties under the Settlement Agreement;

     NOW,   THEREFORE,   in  consideration  of  the  mutual  execution  of  this
Modification Agreement and the mutual agreements set forth herein, the Parties hereby agree as follows:

     1. Except as otherwise expressly set forth in this Modification Agreement, Laddcap and the Company hereby release one another from all future obligations created under the Settlement Agreement, with the exception of the Parties' obligations pursuant to Sections 5 and 6.

     2. The provisions of Section 13 of the Settlement Agreement shall remain in force.

     3. In accordance with Section 13(k) of the Settlement Agreement, Delcath hereby designates the following as the address to which all notices and other communications to it under the Settlement Agreement or this Modification Agreement shall be given:

                          Delcath Systems, Inc.
                          1100 Summer Street
                          Stamford, Connecticut 06905
                          Attention: Chief Executive Officer
                          Facsimile: (203) 961-0120

No copy of any such notice or other communication to Delcath needs to be delivered to any other person.

     4. This Modification Agreement may be executed in two or more counterparts, all of which shall be considered as one and the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other party.

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     5. This Modification Agreement may be executed by facsimile signature,  and a facsimile signature shall constitute an original for all purposes.

     IN WITNESS WHEREOF, the Parties hereto have executed this Modification Agreement as of the date first above written.


                                   LADDCAP VALUE PARTNERS LP

                                   By LADDCAP VALUE ASSOCIATES LLC,
                                   Its General Partner

                                   By:  /s/ Robert B. Ladd
                                       -------------------------------
                                        Name: Robert B. Ladd
                                        Title: Managing Member


                                   LADDCAP VALUE ASSOCIATES LLC

                                   By:  /s/ Robert B. Ladd
                                       -------------------------------
                                        Name: Robert B. Ladd
                                        Title: Managing Member


                                   LADDCAP VALUE ADVISORS LLC

                                   By:  /s/ Robert B. Ladd
                                       -------------------------------
                                        Name: Robert B. Ladd
                                        Title: Managing Member


                                   ROBERT B. LADD

                                      /s/ Robert B. Ladd
                                   ----------------------------------
                                      Robert B. Ladd


                                   DELCATH SYSTEMS, INC.

                                   By:  /s/ Richard Taney
                                       -------------------------------
                                        Name: Richard Taney
                                        Title: Interim Chief Executive Officer